Exhibit 99.1

KELLY SERVICES® REPORTS
FOURTH QUARTER EARNINGS
Financial Highlights

•	Q4 revenue down 0.5%; up 0.6% in constant currency

•	Q4 operating earnings up 17% from last year

•	Q4 earnings (loss) per share of $(0.62), compared to $0.45 last year or $0.87 compared to $0.80 on an adjusted basis

•	Full year 2018 earnings from operations up 5% to $87 million

TROY, MI (February 13, 2019) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the fourth quarter of 2018.

George S. Corona, President and Chief Executive Officer, announced revenue for the fourth quarter of 2018 totaled $1.4 billion, a 0.5% decrease, or an increase of 0.6% in constant currency, compared to the corresponding quarter of 2017.

Earnings from operations for the fourth quarter of 2018 totaled $33.1 million, compared to the $28.4 million reported for the fourth quarter of 2017.

Diluted losses per share in the fourth quarter of 2018 were $0.62 compared to earnings per share of $0.45 in the fourth quarter of 2017. Included in the loss per share in the fourth quarter of 2018 is the unfavorable impact of $1.49 due to the non-cash after-tax loss on our investment in Persol Holdings common stock. Effective in 2018, changes in the fair value of our investment in Persol Holdings common stock are reflected as gains or losses on our Consolidated Statement of Earnings below earnings from operations. Adjusted for the non-cash after-tax loss on Persol Holdings common stock, diluted earnings per share for the quarter were $0.87. Earnings per share in the fourth quarter of 2017 were unfavorably impacted by the $0.35 non-cash, tax charge resulting from the Tax Cuts and Job Act and were $0.80 on an adjusted basis.

Diluted earnings per share for the full year of 2018 were $0.58 compared to $1.81 for 2017. Full-year earnings per share for 2018 were unfavorably impacted by the $1.69 non-cash after tax loss on Persol Holdings common stock. 2017 earnings per share were unfavorably impacted by the $0.35 non-cash income tax charge resulting from the Tax Cuts and Jobs Act and by the $0.04 restructuring charge, net of tax. On an adjusted basis, diluted earnings per share were $2.27 in 2018 compared to $2.20 in 2017. The impact of these adjustments are more fully described in our included reconciliation of non-GAAP measures.

“The company delivered a good quarter and a solid year in a challenging labor market,” said Kelly Services President and Chief Executive Officer George S. Corona. “We are pleased with the flexibility and resourcefulness of our Kelly team members, and with the strategic investments we made in people, products and technology. We are optimistic about 2019, knowing these strategic investments will help us capitalize on the expanding specialty talent solutions markets, where there are abundant opportunities for growth and increased profitability.”

In conjunction with its fourth quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on February 13 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. Kelly® directly employs more than 500,000 people around the world in addition to having a role in connecting thousands more with work through its global network of talent suppliers and partners. Revenue in 2018 was $5.5 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, and Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 574-9800

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED DECEMBER 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED)
(In millions of dollars except per share data)
					%		CC %
	2018	2017	Change		Change		Change

Revenue from services	$1,414.7	$1,422.3	$(7.6)		(0.5)%		0.6%

Cost of services	1,160.3	1,159.3	1.0		0.1

Gross profit	254.4	263.0	(8.6)		(3.3)		(2.3)

Selling, general and administrative expenses	221.3	234.6	(13.3)		(5.7)		(4.8)

Earnings from operations	33.1	28.4	4.7		16.7

Loss on investment in Persol Holdings	(83.2)	—	(83.2)		(100.0)

Other income, net	1.2	0.9	0.3		20.1

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(48.9)	29.3	(78.2)		NM

Income tax (benefit) expense	(23.8)	12.7	(36.5)		(288.6)

Net earnings (loss) before equity in net earnings (loss) of affiliate	(25.1)	16.6	(41.7)		NM

Equity in net earnings (loss) of affiliate	1.2	1.1	0.1		10.8

Net earnings (loss)	$(23.9)	$17.7	$(41.6)		NM	%

Basic earnings (loss) per share	$(0.62)	$0.46	$(1.08)		NM	%
Diluted earnings (loss) per share	$(0.62)	$0.45	$(1.07)		NM	%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$16.3	$15.9	$0.4		2.0%		4.4%

Gross profit rate	18.0%	18.5%	(0.5)	pts.

Conversion rate	13.0	10.8	2.2

% Return:
Earnings from operations	2.3	2.0	0.3
Net earnings (loss)	(1.7)	1.2	(2.9)

Effective income tax rate	48.8%	43.2%	5.6	pts.

Average number of shares outstanding (millions):
Basic	38.9	38.4
Diluted	38.9	39.2

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 52 WEEKS ENDED DECEMBER 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2018	2017	Change		Change	Change

Revenue from services	$5,513.9	$5,374.4	$139.5		2.6%	2.2%

Cost of services	4,541.7	4,420.3	121.4		2.7

Gross profit	972.2	954.1	18.1		1.9	1.6

Selling, general and administrative expenses	884.8	870.8	14.0		1.6	1.4

Earnings from operations	87.4	83.3	4.1		5.0

Loss on investment in Persol Holdings	(96.2)	—	(96.2)		(100.0)

Other expense, net	(0.6)	(1.6)	1.0		58.7

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(9.4)	81.7	(91.1)		NM

Income tax (benefit) expense	(27.1)	12.8	(39.9)		(312.1)

Net earnings before equity in net earnings (loss) of affiliate	17.7	68.9	(51.2)		(74.2)

Equity in net earnings (loss) of affiliate	5.2	2.7	2.5		92.1

Net earnings	$22.9	$71.6	$(48.7)		(68.0)%

Basic earnings per share	$0.59	$1.84	$(1.25)		(67.9)%
Diluted earnings per share	$0.58	$1.81	$(1.23)		(68.0)%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$68.6	$57.3	$11.3		19.6%	19.0%

Gross profit rate	17.6%	17.8%	(0.2)	pts.

Conversion rate	9.0	8.7	0.3

% Return:
Earnings from operations	1.6	1.5	0.1
Net earnings	0.4	1.3	(0.9)

Effective income tax rate	289.2%	15.7%	273.5	pts.

Average number of shares outstanding (millions):
Basic	38.8	38.3
Diluted	39.1	39.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

			%		CC %
	2018	2017	Change		Change
Americas Staffing
Revenue from services	$647.6	$642.4	0.8%		1.4%
Gross profit	118.8	121.2	(2.0)		(1.5)
Total SG&A expenses	90.4	93.4	(3.3)		(2.8)
Earnings from operations	28.4	27.8	2.7

Gross profit rate	18.3%	18.9%	(0.6)	pts.
Conversion rate	23.9	22.8	1.1
Return on sales	4.4	4.3	0.1

Global Talent Solutions
Revenue from services	$503.3	$503.1	—%		0.3%
Gross profit	99.3	101.5	(2.2)		(1.7)
Total SG&A expenses	72.5	75.9	(4.4)		(3.9)
Earnings from operations	26.8	25.6	4.4

Gross profit rate	19.7%	20.2%	(0.5)	pts.
Conversion rate	27.0	25.3	1.7
Return on sales	5.3	5.1	0.2

International Staffing
Revenue from services	$268.1	$282.2	(5.0)%		(1.4)%
Gross profit	36.9	41.0	(9.8)		(6.3)
Total SG&A expenses	33.1	35.4	(6.1)		(2.7)
Earnings from operations	3.8	5.6	(33.1)

Gross profit rate	13.8%	14.5%	(0.7)	pts.
Conversion rate	10.2	13.8	(3.6)
Return on sales	1.4	2.0	(0.6)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

			%		CC %
	2018	2017	Change		Change
Americas Staffing
Revenue from services	$2,417.7	$2,345.9	3.1%		3.4%
Gross profit	441.3	429.1	2.9		3.1
SG&A expenses excluding restructuring charges	364.2	346.0	5.2		5.5
Restructuring charges	—	0.4	(100.0)		(100.0)
Total SG&A expenses	364.2	346.4	5.1		5.4
Earnings from operations	77.1	82.7	(6.7)
Earnings from operations excluding restructuring charges	77.1	83.1	(7.1)

Gross profit rate	18.3%	18.3%	—	pts.
Conversion rate	17.5	19.3	(1.8)
Conversion rate excluding restructuring charges	17.5	19.3	(1.8)
Return on sales	3.2	3.5	(0.3)
Return on sales excluding restructuring charges	3.2	3.5	(0.3)

Global Talent Solutions
Revenue from services	$1,997.4	$1,998.9	(0.1)%		(0.1)%
Gross profit	381.1	373.7	2.0		1.8
SG&A expenses excluding restructuring charges	296.5	294.7	0.6		0.4
Restructuring charges	—	2.0	(100.0)		(100.0)
Total SG&A expenses	296.5	296.7	—		(0.2)
Earnings from operations	84.6	77.0	9.8
Earnings from operations excluding restructuring charges	84.6	79.0	7.1

Gross profit rate	19.1%	18.7%	0.4	pts.
Conversion rate	22.2	20.6	1.6
Conversion rate excluding restructuring charges	22.2	21.1	1.1
Return on sales	4.2	3.9	0.3
Return on sales excluding restructuring charges	4.2	4.0	0.2

International Staffing
Revenue from services	$1,116.6	$1,048.2	6.5%		4.0%
Gross profit	152.3	153.7	(0.9)		(3.2)
Total SG&A expenses	132.3	131.6	0.5		(1.4)
Earnings from operations	20.0	22.1	(9.5)

Gross profit rate	13.6%	14.7%	(1.1)	pts.
Conversion rate	13.2	14.4	(1.2)
Return on sales	1.8	2.1	(0.3)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Dec. 30, 2018	Dec. 31, 2017
Current Assets
Cash and equivalents	$35.3	$32.5
Trade accounts receivable, less allowances of
$13.2 and $12.9, respectively	1,293.3	1,286.7
Prepaid expenses and other current assets	71.9	65.1
Total current assets	1,400.5	1,384.3

Noncurrent Assets
Property and equipment, net	86.3	86.1
Deferred taxes	198.7	183.4
Goodwill, net	107.3	107.1
Investment in Persol Holdings	135.1	228.1
Investment in equity affiliate	121.3	117.4
Other assets	265.2	271.8
Total noncurrent assets	913.9	993.9

Total Assets	$2,314.4	$2,378.2

Current Liabilities
Short-term borrowings	$2.2	$10.2
Accounts payable and accrued liabilities	540.6	537.7
Accrued payroll and related taxes	266.0	287.4
Accrued workers' compensation and other claims	26.0	25.7
Income and other taxes	62.7	65.2
Total current liabilities	897.5	926.2

Noncurrent Liabilities
Accrued workers' compensation and other claims	50.5	49.9
Accrued retirement benefits	162.9	178.1
Other long-term liabilities	44.0	72.5
Total noncurrent liabilities	257.4	300.5

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(26.0)	(35.2)
Paid-in capital	24.4	32.2
Earnings invested in the business	1,138.1	983.6
Accumulated other comprehensive income (loss)	(17.1)	130.8

Total stockholders' equity	1,159.5	1,151.5

Total Liabilities and Stockholders' Equity	$2,314.4	$2,378.2

Statistics:
Working Capital	$503.0	$458.1
Current Ratio	1.6	1.5
Debt-to-capital %	0.2%	0.9%
Global Days Sales Outstanding	55	55
Year-to-Date Free Cash Flow	$35.8	$46.2

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 52 WEEKS ENDED DECEMBER 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED)
(In millions of dollars)

	2018	2017
Cash flows from operating activities:
Net earnings	$22.9	$71.6
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation and amortization	26.2	22.7
Provision for bad debts	3.0	5.6
Stock-based compensation	8.1	9.1
Loss on investment in Persol Holdings	96.2	—
Equity in net earnings of PersolKelly Asia Pacific	(5.2)	(2.7)
Other, net	(0.8)	0.2
Changes in operating assets and liabilities, net of acquisition	(89.0)	(35.7)

Net cash from operating activities	61.4	70.8

Cash flows from investing activities:
Capital expenditures	(25.6)	(24.6)
Acquisition of company, net of cash received	—	(37.2)
Investment in equity securities	(5.0)	—
(Loan to) proceeds from repayment of loan to equity affiliate	(7.0)	0.6
Proceeds from company-owned life insurance	7.9	—
Other investing activities	(0.1)	0.2

Net cash used in investing activities	(29.8)	(61.0)

Cash flows from financing activities:
Net change in short-term borrowings	(7.8)	10.1
Dividend payments	(11.8)	(11.6)
Payments of tax withholding for restricted shares	(6.9)	(1.8)
Other financing activities	—	(0.1)

Net cash used in financing activities	(26.5)	(3.4)

Effect of exchange rates on cash, cash equivalents and restricted cash	(1.9)	(3.8)

Net change in cash, cash equivalents and restricted cash	3.2	2.6
Cash, cash equivalents and restricted cash at beginning of year	36.9	34.3

Cash, cash equivalents and restricted cash at end of year	$40.1	$36.9

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Americas, International and GTS)

			%	CC %
	2018	2017	Change	Change

Americas
United States	$1,031.6	$1,027.8	0.4%	0.4%
Canada	34.8	34.5	1.2	5.1
Mexico	32.3	33.8	(4.4)	(0.1)
Puerto Rico	22.4	17.1	31.0	31.0
Brazil	8.6	10.3	(16.4)	1.5
Total Americas	1,129.7	1,123.5	0.6	1.0

EMEA
France	66.2	75.0	(11.8)	(8.9)
Switzerland	56.4	55.6	1.2	2.2
Portugal	46.4	52.0	(10.7)	(7.8)
Russia	24.7	23.9	2.9	17.2
United Kingdom	23.2	24.4	(4.9)	(1.9)
Italy	19.4	16.6	16.6	20.4
Germany	12.1	16.6	(27.3)	(25.0)
Ireland	10.3	8.6	20.5	24.3
Norway	8.0	8.4	(4.0)	(0.7)
Other	13.0	13.0	0.4	4.5
Total EMEA	279.7	294.1	(4.9)	(1.4)

Total APAC	5.3	4.7	12.4	20.7

Total Kelly Services, Inc.	$1,414.7	$1,422.3	(0.5)%	0.6%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Americas, International and GTS)

			%	CC %
	2018	2017	Change	Change

Americas
United States	$3,930.0	$3,894.6	0.9%	0.9%
Canada	142.4	140.3	1.6	1.5
Mexico	125.0	118.8	5.2	7.5
Puerto Rico	96.6	68.3	41.5	41.5
Brazil	35.2	48.6	(27.6)	(18.6)
Total Americas	4,329.2	4,270.6	1.4	1.5

EMEA
France	278.9	277.1	0.6	(3.7)
Switzerland	212.7	216.9	(2.0)	(2.4)
Portugal	196.9	176.0	11.9	6.9
United Kingdom	108.8	88.7	22.6	18.1
Russia	100.4	93.2	7.7	15.8
Italy	77.5	61.9	25.2	20.0
Germany	57.1	59.9	(4.7)	(9.3)
Ireland	44.6	32.0	39.5	33.4
Norway	34.4	33.3	3.3	1.8
Other	51.2	46.5	10.1	6.4
Total EMEA	1,162.5	1,085.5	7.1	4.5

Total APAC	22.2	18.3	21.4	24.3

Total Kelly Services, Inc.	$5,513.9	$5,374.4	2.6%	2.2%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 AND 52 WEEKS ENDED DECEMBER 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED)
(In millions of dollars except per share data)

	Fourth Quarter		December Year to Date
	2018	2017	2018	2017

Earnings from operations	$33.1	$28.4	$87.4	$83.3
Restructuring charges (Note 3)	—	—	—	2.4
Adjusted earnings from operations	$33.1	$28.4	$87.4	$85.7

	Fourth Quarter		December Year to Date
	2018	2017	2018	2017

Income tax (benefit) expense	$(23.8)	$12.7	$(27.1)	$12.8
Tax benefit on investment in Persol Holdings (Note 1)	25.4	—	29.4	—
2017 U.S. tax law change (Note 2)	—	(13.9)	—	(13.9)
Tax expense on restructuring charges (Note 3)	—	—	—	0.7
Adjusted income tax expense (benefit)	$1.6	$(1.2)	$2.3	$(0.4)

	Fourth Quarter		December Year to Date
	2018	2017	2018	2017
Net earnings (loss)	$(23.9)	$17.7	$22.9	$71.6
Loss on investment in Persol Holdings, net of taxes (Note 1)	57.8	—	66.8	—
2017 U.S. tax law change (Note 2)	—	13.9	—	13.9
Restructuring charges, net of taxes (Note 3)	—	—	—	1.7
Adjusted net earnings	$33.9	$31.6	$89.7	$87.2

	Fourth Quarter		December Year to Date
	2018	2017	2018	2017
	Per Share		Per Share
Net earnings (loss)	$(0.62)	$0.45	$0.58	$1.81
Loss on investment in Persol Holdings, net of taxes (Note 1)	1.49	—	1.69	—
2017 U.S. tax law change (Note 2)	—	0.35	—	0.35
Restructuring charges, net of taxes (Note 3)	—	—	—	0.04
Adjusted net earnings	$0.87	$0.80	$2.27	$2.20

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2018 loss on investment in Persol Holdings, the effect of the 2017 U.S. tax law change and the 2017 restructuring charges is useful to understand the Company's fiscal 2018 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The loss on the investment in Persol Holdings in 2018 represents the change in fair value of the investment during the period presented and the related tax benefit.

(2) 2017 U.S. tax law change represents the impact of revaluing net deferred tax assets as a result of the U.S. Tax Cuts and Jobs Act.

(3) Restructuring charges in 2017 represent costs related primarily to optimizing our GTS service delivery models to deliver expected cost savings.